UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Payroll Support Program 3 Agreement

United Airlines Holdings, Inc. (“UAL”) and United Airlines, Inc., a wholly-owned subsidiary of UAL (“United” and, together with UAL, the “Company”) submitted an application to the United States Department of the Treasury (the “U.S. Treasury Department”) pursuant to the Payroll Support Program established under Section 7301 of the American Rescue Plan Act of 2021 (the “ARP”).

On April 29, 2021, in connection with the Payroll Support Program, United entered into a Payroll Support Program 3 Agreement (the “PSP Agreement”) with the U.S. Treasury Department providing the Company with total funding of approximately $2.8 billion.

Pursuant to the PSP Agreement, United and its affiliates will be required to comply with certain provisions of the ARP, including, among others, the requirement that all funds provided under the Payroll Support Program will be used by United exclusively for the continuation of payment of its employee wages, salaries and benefits; requirements to maintain employment levels from the date of the PSP Agreement through September 30, 2021 or the date on which the Company has expended all of the support, whichever is later; provisions prohibiting certain reductions in employee wages, salaries and benefits; provisions prohibiting the payment of dividends and the repurchase of certain equity until September 30, 2022; audit and reporting requirements; provisions to comply with certain continuation of service requirements until March 1, 2022; and provisions restricting the payment of certain executive compensation until April 1, 2023.

Promissory Note

On April 29, 2021, UAL issued a promissory note (the “PSP Note”) to the U.S. Treasury Department evidencing senior unsecured indebtedness of UAL in the initial principal amount of approximately $390 million. The principal amount of the PSP Note will increase in an amount equal to 30% of any disbursement made by the U.S. Treasury Department to United under the PSP Agreement after the initial issuance date. The aggregate principal amount of the PSP Note after all disbursements will be approximately $810 million.

The PSP Note is guaranteed by United and will mature ten years after issuance on April 29, 2031 (the “Maturity Date”). If any subsidiary of UAL (other than United) guarantees other unsecured indebtedness of UAL with a principal balance in excess of a specified amount, then such subsidiary shall be required to guarantee the obligations of UAL under the PSP Note. UAL may, at its option, prepay the PSP Note, at any time, and from time to time, at par. UAL is required to prepay the PSP Note upon the occurrence of certain change of control triggering events. The PSP Note does not require any amortization and is to be repaid in full on the Maturity Date.

Interest on the PSP Note is payable semi-annually in arrears on the last business day of March and September of each year, beginning on September 30, 2021, at a rate of 1.00% in years 1 through 5, and at the Secured Overnight Financing Rate (SOFR) plus 2.00% in years 6 through 10.

Warrant Agreement

In addition to the PSP Note, UAL also entered into a warrant agreement (the “Warrant Agreement”) with the U.S. Treasury Department on April 29, 2021, pursuant to which UAL will issue to the U.S. Treasury Department warrants to purchase up to approximately 1.5 million shares of UAL common stock, pro rata in conjunction with increases to the principal amount outstanding under the PSP Note (the “Warrants”), with an initial issuance of Warrants to purchase up to approximately 0.7 million shares of UAL common stock. The Warrants will have a strike price of $53.92 per share (which was the closing price of UAL’s common stock on The Nasdaq Stock Market on March 10, 2021). The Warrants will expire five years after issuance and are exercisable either through net share settlement in cash or in shares of UAL common stock, at UAL’s option.

The Warrants contain customary anti-dilution provisions and registration rights and are freely transferrable. Pursuant to the terms of the Warrants, Warrant holders do not have any voting rights.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to each of the PSP Agreement, the PSP Note, the Warrant Agreement and the Form of Warrant. The PSP Note, the Warrant Agreement, the Form of Warrant and the PSP Agreement are attached as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 is incorporated herein by reference to the extent responsive to Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information described under Item 1.01 is incorporated herein by reference to the extent responsive to Item 3.02. The Warrants were or will be issued pursuant to an exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended, since the issuance did not involve any public offering.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1	Promissory Note, dated as of April 29, 2021, among UAL, United, as guarantor, and the United States Department of the Treasury.
4.2	Warrant Agreement, dated as of April 29, 2021, between UAL and the United States Department of the Treasury.
4.3	Form of Warrant (included in Exhibit 4.2 as Annex B thereto).
10.1	Payroll Support Program 3 Agreement, dated as of April 29, 2021, between United and the United States Department of the Treasury.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: April 30, 2021